March 20, 2012
Investor Presentation
NYSSA 2012 Insurance Conference
W. Stancil Starnes Chairman and Chief Executive Officer
New York Society of Security Analysts
New York Society of Security Analysts

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

We differentiate by our specialization in
Healthcare Professional Liability (HCPL).

We are the only pure-play HCPL writer.
Handout Slides 2-7

Handout slides 8-14
We differentiate through performance
that delivers value for our investors.

Handout slides 15-28
We differentiate by delivering
superior value for our insureds.
We create customers for life.

Handout slides 29-36
We differentiate through
a long-term view that
produces consistent results.

March 20, 2012
Investor Presentation
NYSSA 2012 Insurance Conference
W. Stancil Starnes Chairman and Chief Executive Officer
New York Society of Security Analysts
New York Society of Security Analysts

March 19-20, 2012
Investor Meetings at the
NYSSA 2012 Insurance Conference
W. Stancil Starnes Chairman and Chief Executive Officer
Howard H. Friedman Chief Underwriting & Actuarial Officer
Frank B. O’Neil Investor Relations Officer

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS

NON-GAAP MEASURES

ProAssurance
We are the only pure-play, publicly-traded
healthcare professional liability (HCPL)
insurance company in America

ProAssurance Corporate Profile
  Specialty writer of professional liability insurance
  Primarily Healthcare Professional Liability (HCPL)
  Only pure play public company writing predominately HCPL
  Market Cap: ~2.7 billion
  Shareholders’ Equity: $2.0 billion
  Total Assets: $5 billion
  Annualized dividend yield is 1.1% / $0.25/share
  Rated “A” by Fitch and A. M. Best

ProAssurance Corporate Profile
  Evolving strategy is successfully adding business across the risk spectrum as the delivery of healthcare changes
  Distribution is Independent Agent (64%) and Direct (34%)
  Direct in Alabama, Florida and in all states for Podiatric business
  Dual distribution in DC, Texas and parts of Missouri
2011 Policyholders: ~71,500
2011 Gross Written Premium: $566 million

ProAssurance Geographic Profile
 Broad geographic diversification
 Locally-based decision differentiates ProAssurance by
 addressing each state’s unique medical/legal challenges

Corporate Headquarters
Corporate Headquarters
(Birmingham)
2010 Market Share: Six-Ten
2010 Market Share: Six-Ten
ProAssurance Footprint
December 31, 2011

Local Knowledge and National Reach
  Medical/Legal environment varies by state
  Often varies within states
  Regulatory environment differs greatly
  May limit the ability to ensure that rates accurately
 reflect loss trends
  Can affect the ability to introduce policy or
 procedural changes
  Overall business climate differs and can change
  Demographics of the medical population and
 consumers

HCPL Stands Apart in Insurance

  Long-tail vs. short tail
  Prolonged period of “benign profitability”
  Premiums levels remain well above levels of 2000
  Significant policyholder retention
  No large commercial carriers have entered the
 market in a meaningful manned
  Significant barriers to entry in underwriting and
 claims handling
  No Catastrophe exposure

The Performance of ProAssurance
We ensure that we deliver an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company

Consistent Success in All Financial Climates

Historical Book Value Per Share
Inception to 12/30/11
CAGR: 16%
Cumulative:1832%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 342%

Consistent Success in All Financial Climates
  Share price rewards long term holders with a
 variety of investing styles

Historical Book Value Per Share
Inception to 3/15/12
CAGR: 15%
Cumulative:1604%
10 Year Summary (2002 -2011)
CAGR: 16%
Cumulative: 354%

ProAssurance: Investment Profile

$4.1 Billion Overall Portfolio
$3.7 Billion Fixed Income Portfolio
  Average duration: 3.9 years
  Average tax-equivalent Income yield: 4.5%
  Investment grade: 96%
  Weighted average: AA-
12/31/11
  Key portfolio actions in Q4
  Added dividend-paying equities
  Added to high yield investments
  CUSIP-level portfolio disclosure on our website:
 www.proassurance.com/investorrelations/supplemental.aspx

Committed to Effective Capital Management
  Balancing future needs with current market reality
  Dividend is current $1.00/share/year
  Complements our prudent share repurchase program
  $315 million spent to repurchase 6.0 million shares since 2005
  Enhancing shareholder value by repurchasing
 shares at prices that build Book Value

Share Repurchase History

Steady Return in an Unfavorable Environment
  Meeting our long-term ROE target of 12% -14%
Components of Return on Equity (in millions)

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Sustaining book value growth
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn

Current Prices Continue to Offer a Compelling Buying Opportunity
Current Price to YE 2011 Book: ~1.3x Average Since Inception: 1.4x

The Passion of ProAssurance
We ensure that we deliver an unparalleled level of
service and financial stability that truly
differentiates our coverage and our Company

The Promise of Treated Fairly

  The touchstone for every decision and
 interaction at ProAssurance
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  Employees

Underwriting for Profitability Not Market Share
  Underwriting process driven by individual risk
 selection and assessment of loss history, areas of
 practice, and location
  Rates contemplate specific ROE expectations
  Frequent rate/loss reviews ensure adequate prices
  Rate filings consider the results of the past five to
 seven years to ensure a single year does not unduly
 influence results
  Stringent underwriting standards maintain rate
 structure and enhance profitability

ProAssurance and Today’s Market
  Peak pricing was in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed the steady, manageable rise in severity
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) through 2012 will likely be low-to-mid single digits
MD/DO Rate Change History
PICA excluded to facilitate accurate comparisons over time

ProAssurance and Today’s Market
  ProAssurance’s retention remains at historically
 high levels
  Continued underwriting vigilance is being used
 today to ensure future success

Calendar Year Combined Ratio: ProAssurance Consistently Outperforms
ProAssurance Outperforms the Industry
Five Years: ProAssurance Average: 73.5% / Industry Average: 83.3%
Ten Years: ProAssurance Average: 94.2% / Industry Average: 106.3%
All Years: ProAssurance Average: 93.6% / Industry Average: 109.7%
Source: A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business

Consistent Approach to Reserves
  Consistent reserving practices provide protection
 against a loss trend reversal and capital erosion
Net Favorable Reserve Development
Net Reserve per Open MPL Claim1
1 Statutory basis; Loss & LAE
 Acquired company data included at end of acquiring year

Differentiate Through Claims Defense
  We leverage our financial strength to gives our insureds the opportunity for an uncompromising defense of their claim
  Differentiates our product
  Provides long-term financial and marketing advantages
  Retains business and deters future lawsuits
  Increasingly important as claims data becomes public
ProAssurance: 79% Favorable Outcomes
Industry: 72% Favorable Outcomes
Source: PIAA 2010 Claim Trend Analysis
 ProAssurance Excluded
Five Year Average
2006-2010

The Ohio Example: 2005 - 2009 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches

www.insurance.ohio.gov/Legal/Reports/Documents/2009ClosedClaimReport.pdf
Fewer Claims Closed With Indemnity
More Claims Defended in Court
2.5x Lower Average Indemnity Payment per Closed Claim

The Bottom Line Benefits of Strong Defense
  Our ability and willingness to defend claims
 allows us to achieve better results
Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2006-2010)
Legal
Payments
Loss
Payments
64.3%
44.2%
61.5%
53.6%
41.6%
76.0%
36.8%
ProAssurance Stand Alone
Loss Ratio (2006-2010)

Malpractice Made Public
  Malpractice judgments/settlements now
 disclosed in 26 states
  Disciplinary actions
 now disclosed in
 all states
Board / Discipline / Med-Mal
Med-Mal disclosure
legislation proposed
P
Source: Federation of State Medical Boards National Clearinghouse and
 ProAssurance research

The Residual Cost of a Plaintiff Verdict
  Financial Effects
  Higher MPL premiums
  May affect quality scoring under new payment regimes
  Credentialing Implications
  Disclosure required when applying for licensing, privileges and treatment panels throughout their medical career
  Reputational Damage
  May affect referrals
  Online disclosure can affect acquisition of new patients
  Emotional Stress before, during and after
  Influences future treatment behavior and patient relationships

Effective Risk Management
  Online and in-person risk management showcase our
 expertise and differentiates our Company
  Over 70% of insured physicians were touched by risk
 management in 2011
  Over 84,000 specialty-specific risk management
 publications delivered each year

Involving Insureds
  Claims & Underwriting Committees in key states
  45 meetings in 15 states for 2012
  Representation by specialty and geography
  Regional Advisory Boards
  Hundreds of meetings each year involve our insureds
 at the county level in key states
  Ensures that we stay close to our risk and know
 the market
  Spreads our message back to our target market

Prospects for ProAssurance
We are confident that our deep expertise and solid
financial strength have prepared us for the
challenges of the evolving healthcare market

ProAssurance’s Growth Outlook
  Growth opportunities will be shaped by a healthcare
 landscape that will see enormous changes—with or
 without federal healthcare reform
  We are expanding our hospital capabilities and commitment
  Building on two decades of hospital experience
  We continue to enhance our commitment to individual
 providers and small groups
  There will be M&A in our future but our growth
 may be less dependent on M&A than in the past

ProAssurance’s Growth Strategy
  Leverage our reach, expertise and financial strength
 with larger accounts
  Largest non-profit healthcare
 system in the US
  Now in Michigan, expanding
 into other states throughout 2012
  Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates incentive to reduce risk

*www.ascensionhealth.org/annualreport/health.php
Ascension Health’s Ministry Locations*

ProAssurance’s Growth Strategy
  Joint physician/hospital insurance products to
 addresses the unique risk tolerance and claims-
 handling expectation of each insured
  Already creating broad interest in the market with
 several policies in force
  Providing sophisticated alternative risk
 programs for organizations as they increase in
 size and sophistication
  We have proven experience in facilitating self-
 insurance and captive insurance programs

ProAssurance’s M&A Strategy
  Consolidation will continue and will remain episodic
  Fewer significant targets
  Remaining companies of size are in important strategic
 areas
  We prefer “health care centric” but will consider
 closely related liability lines
  Legal/regulatory environment must be favorable
  Not all M&A opportunities should be pursued
  We have not “bet the company” on any transaction

ProAssurance Operational Strategy
  Maintain our profitability and book value growth
  Ensure outstanding performance in a challenging
 financial market and a demanding line of insurance
  Focus on long-term
  Maintaining balance sheet strength and institutional
 expertise to prepare for a changing market
  Leverage financial strength
  Protects the balance sheet
  Maintains our leading market position
  Builds strength for the next cycle turn

Healthcare Reform
  Known: More customers for us
  May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We have enhanced our ability to write new classes of
 business through acquisitions
  May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes

Tort Reform
  No meaningful Tort Reform in healthcare reform laws
  No prospect for Federal Tort Reform
  State Tort Reform battles now being fought in the
 courts with mixed results
  We do not depend on Tort Reform for success
  Our results are solid in states with and without Tort Reforms
  Prices are set, and reserves established, as if there is no tort reform, until results reflect otherwise

Further Discussion Materials
 1. Investment Portfolio Detail (40-45)
 2. Additional Financial Data (46-52)
 3. Additional Claims, Trend and Market Data (53-59)

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Sustaining book value growth
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn

Current Prices Continue to Offer a Compelling Buying Opportunity
Current Price to YE 2011 Book: ~1.3x Average Since Inception: 1.4x

Investment Portfolio Detail & Financial Disclosure
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

ProAssurance Portfolio Detail: Asset Backed

12/31/11
Subject to Rounding
Asset Backed: $717 Million
Weighted Average Rating: “AA+”
Breakdown of Agency MBS Holdings
Key CMBS Details Provided on Following Page
Sub-Prime: $8.1 mil Market Value (AFS)
 $1.2 mil net unrealized loss

ProAssurance Portfolio Detail: CMBS
  $81.2 million Fair Value in non-agency CMBS
  Book Value: $76 million (2% of fixed income portfolio)
  We have experienced no losses on our CMBS positions

12/31/11

ProAssurance Portfolio Detail: Municipals

Municipals: $1.2 Billion / Average Rating is AA
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
12/31/11

ProAssurance Portfolio Detail: Equities & Other

Equities & Other: $253 Million
12/31/11

ProAssurance Portfolio Detail: Corporate

Corporates: $1.4 Billion
Weighted Average Rating: A
12/31/11

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $352 Million
Short Term: $119 Million
BOLI: $53 Million
12/31/11

Conservative Use of Debt and Low Leverage
  Low Debt to Cap Ratio
  No strain on cash flow

Debt to Equity
No Debt Prior to 2001
Strong Capital Position
  Prepared for an improving market

Long-Term Financial Strength Sets Us Apart
 Ensuring the strength of our balance sheet is our top financial priority
  Financial strength differentiates us in the market
  The claims defense philosophy that differentiates us in the market leverages our financial strength

Shareholders’ Equity
94% Increase Since 12/31/06
Total Assets

Net Investment Income
Net Premiums Written
($ in millions. Excludes discontinued operations)
Net Income
Operating Income1

1  Excludes the after-tax effects of net realized gains or losses, non-policyholder litigation results and
 guaranty fund assessments or recoupments

  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns

Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 13%
  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
The Yield Trap
Revised to reflect yields at 12/31/11

Capital Growth: 2007-2011
in $000’s except total equity (000,000’s)

2011 Financial Highlights

Year Ended December 31,
	2011	2010
Gross Premiums Written	$ 565,895	$ 533,205
Net Premiums Earned	$ 558,507	$ 505,407
Net Investment Income	$ 140,956	$ 146,380
Net Income (Includes Investment Losses)	$ 287,096	$ 231,598
Operating Income	$ 278,514	$ 219,457

	December 31, 2011	December 31, 2010
Total Assets	$ 4,998,878	$ 4,875,056
Shareholders’ Equity	2,164,453	1,855,863

Additional Discussion Materials

Investment Effect on P&C Industry ROE
Combined Ratio / ROE - a 100% Combined Ratio Isn’t What It Used to Be
* 2009 and 2010 figures are return on average statutory surplus.
 2008 -2011 figures exclude mortgage and financial guaranty insurers
 Source: Insurance Information Institute from A.M. Best and ISO data.
Combined Ratios Must Be Lower in Today’s Depressed
Investment Environment to Generate Risk Appropriate ROEs

New Claims Opened Each Year
Claims Trends Remain Favorable
  Fewer cases to try following significant decline in frequency
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform

ProAssurance Claims Tried to a Verdict

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected by
 many factors
  Societal perceptions of lawsuits against
 physicians
  Effects of the overall tort reform debate
 and headlines across the country
  Reforms enacted in some states
  Medical utilization is down
  Fewer chances for medical incidents
  Better quality of care reduces the
 number of medical misadventures
  Severity uptrend remains
 steady at 3%-4%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

ProAssurance: Business Profile
  Largest independent publicly traded writer of MPL insurance
  Fourth largest overall writer

DPW: SNL & Highline Data 2010

The Case for Growing Through M & A
  Legal and regulatory environment must be favorable
  Not all M & A opportunities should be pursued
  The key is understanding why companies are available
  We don’t “bet the farm” and can acquire without “breaking the bank”
  We prefer “healthcare centric” but look for closely related liability lines to leverage expertise
 (attorneys E & O for example)
  Our strategy adapts to the available opportunities for profitable growth
 De Novo vs.  Acquisition
Soft Market
Hard Market
M & A
de novo
Expansion
Internal
Growth
All avenues
open
because of
pricing
power
M & A is
preferable
because of
pricing
pressure
M & A and the Insurance Cycle

ProAssurance and Today’s Market
  We are in a period of “benign profitability”
  Prices have been falling yet profitability remains at attractive levels
  We have seen no new large scale market entry from larger commercial competitors
  No expansion by mid-decade start-ups
  Consolidation beginning in that segment
  Start-up pricing advantage has vanished in current market conditions

ProAssurance Business Outlook
  We ARE writing new business that we believe will meet
 our profitability goals
  $68 million in new physician business in 2011
   Approximately $48 million due to AMPH
  Includes approximately $6.5 million in first year claims-made premium in the Certitudetm program
  Major competitors continue to be largely disciplined in
 pricing
  No new market entrants

Effective, Experienced & Invested Management

  Average executive tenure through VP level is 17 years
  All subject to share ownership requirements